vertro™

NASDAQ:VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe," or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

vertro™

VERTRO OWNS AND OPERATES THE ALOT PRODUCT PORTFOLIO

We market browser based toolbar and homepage products…



alOt
Enter search term...
Web Search
75°
YouTube
facebook
Add App
alOt home
BHG
recipe saver

vertro™

...which feature proprietary and third party apps


Maps
Maps
Find Location
Address:
To Do
To Do List
1. Visit alot.com
3. Get milk
Add new item
Weather
Weather
New York, NY
Wednesday
High: 90°
Low: 77°
Hourly Forecast
Radio
ALOT Radio Player
Hide Radio
88.3 | Jazz88 FM (Public)
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP

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There are hundreds of versions of our toolbars and homepages…


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

…all of which are customizable through our app marketplace


apps for your PC
Installation Successful!
Now let's have some fun!
Staff Favorites
All Apps

Graphic shown is for our new app marketplace at www.alot.com; not all ALOT users customize their products through this interface

We have an expanding global toolbar user base


Toolbar users
ALOT - Region 1
ALOT - Rest of World
Legacy brand
Live Toolbar Users (millions)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.4
1.1
0.6
2.7
4.7
0.7
1.1
2.9
5.3
0.5
1.5
3.3
4.7
0.4
1.1
3.3
6.1
0.3
1.7
4.1
7.0
0.2
2.1
4.7
9.0
0.2
3.8
5.1
10.0
0.1
4.8
5.1
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
11/30/10

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period. Region 1 refers to English speaking users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

We have an expanding global homepage user base



Homepage users
Monthly Absolute Unique Visitors (millions)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.1
4.4
4.7
4.8
5.5
5.7
6.2
7.3
7.6
8.0
8.3
Jan'10
Feb'10
Mar'10
Apr'10
May'10
Jun'10
Jul'10
Aug'10
Sep'10
Oct'10
Nov'10

Source: Google Analytics: 'Absolute Unique Visitors' report

vertro™

Our users conduct high volumes of type in search…


ALOT - Region 1
ALOT - Rest of World
Legacy brand
Search queries (millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
246.5
11.7
82.9
151.9
250.4
8.1
87.6
154.7
324.5
5.8
144.2
174.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Source: Internal statistics; total quarterly search volumes across all products; Q4'09 breakdowns don't match the total due to rounding

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…which we monetize through the world's leading search engines


Web Search
Images
News
Shopping
Videos
more
Credit Card
Search
powered by
Google

vertro™

We also generate revenue through ecommerce and sponsored apps


eBay
22 DAYS
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Start Holiday Shopping Now
Search eBay!
Leapfrog Tag Junior Book Pal
$19.99
80% OFF
(Save $80.01)
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Leapfrog Tag Junior Book Pal
$19.99 (Save 80%)
Hannspree 8in 2 Panel Digital Photo
$39.99 (Save 33%)
Skullcandy Agent CMYK Headphones
$19.95 (Save 60%)
Black & Decker 18V Cordless String
$59.99 (Save 50%)


Weather
Brooklyn, New York
°F | °C | Configure
Mostly Cloudy
Wind: N at 6 MPH
Humidity: 54%
38°
High: 40°
Low: 32°
Saturday
High: 42°
Low: 32°
Sunday
High: 39°
Low: 33°
Monday
High: 39°
Low: 32°
Hourly Forecast
Extended 15-Day Forecast
Upper Midwest Enduring More Snow, Bitter Cold
AccuWeather.com

vertro™

We have enjoyed a rapid return to profitability since the sale of our MIVA Media ad network in March 2009



Revenue
EBITDA
Adjusted EBITDA
GAAP net income (loss)
$ Millions
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$6.0
($3.4)
($3.2)
($3.9)
$7.4
($1.6)
($1.4)
($1.8)
$8.0
$0.4
$0.3
$0.8
$8.1
$0.5
$0.4
$0.5
$8.5
$0.2
$0.5
$0.2
$9.8
$0.4
$0.4
$0.4
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

vertro™

We believe we can increase revenue without significant increases in OpEx (excl. customer acquisition costs)


Revenue
Customer acquisition costs
OpEx (excl. customer acquisition costs)
$ Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
6.2
6.0
7.4
8.0
8.1
8.5
9.8
4.3
5.8
6.0
4.9
4.9
5.2
6.7
4.2
3.2
2.6
2.6
2.5
2.7
2.2

vertro™

KEY TAKEAWAYS FOR INVESTORS

We are leveraging the fastest growing segment of online advertising


% of total U.S. Internet ad revenue 2007-2009
50
45
40
35
30
25
20
15
10
5
0
%
2007
2008
2009
Search Advertising
Display Banners
Classifieds
Rich media and digital video
Lead generation
Sponsorships

Source: IAB / PwC

vertro™

We have only just begun to exploit opportunities for global expansion

Available in 8 languages | Marketed in 22 countries | Users in 200+ countries



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
ALOT live toolbar users (Brazil)
Brazilian toolbar user growth
Dec-09
Dec-09
Jan-10
Feb-10
Feb-10
Mar-10
Apr-10
Apr-10
May-10
Jun-10
Jun-10
Jul-10
Aug-10
Aug-10
Sep-10
Oct-10
Nov-10
Nov-10

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet over a 15 day trailing period

vertro™

There is an extensive global community of app developers for us to leverage


alOt apps for your PC
Add App
Manage Apps
Categories
Installation Successful!
Now let's have some fun!
Click "Add" on any of the Apps below.
Staff Favorites
All Apps
About ALOT

vertro™

We have reported positive metrics since completing our turnaround

- Revenue growth for the last five reported quarters
  - Revenue increased 15% Q3'10 vs. Q2'10
- Positive EBITDA / Adjusted EBITDA since Q4'09
- $7.1 mm in cash 9/30/10, up from $5.9 mm 6/30/10
- No debt and an untapped credit line of up to $5mm with Bridge Bank NA
- Doubled live toolbar users in the 11 months from Jan 1 to December 1, 2010
- Increased search queries by 50% from Q3'09 to Q3'10

vertro™

NASDAQ:VTRO